UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 14, 2004

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.	Entry into Material Definitive Agreements.

                            On October 1, 2004, Foster Wheeler Ltd. (the “Company”) filed a Form 8-K reporting that the Compensation Committee of its Board of Directors (the “Board”) had approved the issuance of awards under its 2004 Stock Option Plan (the “Option Plan”) and its Management Restricted Stock Plan (the “Stock Plan” and together with the Option Plan, the “Plans”) to certain of its executive officers, key employees and members of the Board. The New Jersey Bureau of Securities declared effective on October 6, 2004 a registration statement filed therewith related to the Plans. Accordingly, the grant date of the Plan awards approved by the Compensation Committee on September 29, 2004 was October 6, 2004. Awards made to members of the Board remain subject to shareholder approval. The correct exercise price for the options to purchase Series B convertible preferred shares granted under the Option Plan is $609.57 per Series B convertible preferred share. The award issued under the Stock Plan to John T. LaDuc, Executive Vice President and Chief Financial Officer of the Company, was a restricted stock award for 2,090,401 Common Shares (rather than a restricted stock unit award, as previously reported).

                            The Company issued options to purchase an aggregate of 43,103.43 Series B convertible preferred shares under the Option Plan to executive officers, other key employees and members of its Board, and awards to such persons covering an aggregate of 37,674,898 Common Shares under the Stock Plan.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	Resignation of a Director

On October 14, 2004, Foster Wheeler Ltd. issued a press release announcing that Harry P. Rekas, has resigned from the Board of Directors.

(d)	Election of Directors

                            On October 18, 2004, Foster Wheeler Ltd. issued a press release announcing the election of Stephanie Hanbury-Brown as a director of Foster Wheeler Ltd., which is attached as Exhibit 99.2 hereto and incorporated by reference. Ms. Hanbury-Brown will be appointed to the Audit Committee and the Governance and Nominating Committee of the Board.

                            In connection with their appointment to the Board effective October 1, 2004, Diane Creel was appointed to the Audit Committee and the Compensation Committee of the Board, Roger L. Heffernan was appointed to the Compensation Committee of the Board, and David M. Sloan was appointed to the Governance and Nominating Committee of the Board.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release, dated October 14, 2004, issued by Foster Wheeler Ltd.

99.2 Press Release, dated October 18, 2004, issued by Foster Wheeler Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: October 18, 2004	By:	/s/ Brian K. Ferraioli
Brian K. Ferraioli
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 14, 2004, issued by Foster Wheeler Ltd.
99.2	Press Release, dated October 18, 2004, issued by Foster Wheeler Ltd.